                           [LOGO OF UNITED DOMINION]
                                 Realty Trust



                         The Wall Street Analyst Forum

                              September 10, 2001

                                                       [LOGO OF UNITED DOMINION]
                                                             Realty Trust

     Agenda
--------------------------------------------------------------------------------

  .  Overview of the Company

  .  Comparative Returns

  .  Our Business Plan

  .  Lasting Impressions

                                                       [LOGO OF UNITED DOMINION]
                                                             Realty Trust

     Overview
--------------------------------------------------------------------------------

  .  Middle Market Apartments

  .  Diversified Portfolio Across Growing Markets

  .  3rd Largest Apartment REIT
     Market Capitalization of $4.0 Billion

  .  25 Consecutive Years of Dividend Increases

                                                       [LOGO OF UNITED DOMINION]
                                                             Realty Trust

 Historical Returns
--------------------------------------------------------------------------------
                           6 mos         1 yr         5 yrs
                           -----        ------        -----

     UDR                     19%          43%           42%

     Apartments              13           18            62

     Office                   7           11            15

     Retail                  14           24            32

     Hotels                   3           18           (31)

     S&P                    (11)         (26)           29

                                                       [LOGO OF UNITED DOMINION]
                                                             Realty Trust

     Our Business Plan
--------------------------------------------------------------------------------

  .  Increased Operating Efficiency

  .  Continued Improvement in Asset Quality

  .  Portfolio Repositioning Strategy

                                                       [LOGO OF UNITED DOMINION]
                                                             Realty Trust

     The Result...
--------------------------------------------------------------------------------

  .  Increased Operating Efficiency

  .  Continued Improvement in Asset Quality

  .  Portfolio Repositioning Strategy



  8-10% FFO Growth Plus 7-8% Dividend Yield

             15-18% Total Return

                                                       [LOGO OF UNITED DOMINION]
                                                             Realty Trust

     Increased Operating Efficiency
--------------------------------------------------------------------------------

  .  Revenue Management

  .  Expense Reduction

  .  Bottom Line Orientation

                                                       [LOGO OF UNITED DOMINION]
                                                             Realty Trust

Revenue Management
--------------------------------------------------------------------------------

                                  02/01          08/01
                                  -----          -----
Lease Management                    16%             7%

Month-to-Month Leases               15%             5%

60 Days Vacant                      430            250

                                                       [LOGO OF UNITED DOMINION]
                                                             Realty Trust

     Expense Controls
--------------------------------------------------------------------------------

                                  [PIE CHART]

     Admin &  Marketing        10%
     Taxes                     26%
     Personnel                 29%
     Insurance                  6%
     Utilities                 13%
     Repairs & Maintenance     16%

Annual Cost Per Unit - $3,150

                                                       [LOGO OF UNITED DOMINION]
                                                             Realty Trust

     Bottom Line Orientation
--------------------------------------------------------------------------------

  .  Forced ranking of personnel based upon performance

  .  All incentive plans tied to cash flow improvement over prior years

                                                       [LOGO OF UNITED DOMINION]
                                                              Realty Trust

     Asset Quality ... Age and Rents
--------------------------------------------------------------------------------

[LINE CHART]

 Average Rent
 1995 - $500
 1996 - $540
 1997 - $563
 1998 - $600
 1999 - $631
 2000 - $667
 2001 - $690

 Average Age
 1995 - 18
 1996 - 16.5
 1997 - 14.5
 1998 - 15
 1999 - 13
 2000 - 12
 2001 - 12

                                                       [LOGO OF UNITED DOMINION]
                                                              Realty Trust

     Asset Quality ... New Development
--------------------------------------------------------------------------------
Average Return: 10.5%

[Bar Chart]

(In Millions)

1998  -  $50
1999  -  $57
2000  -  $67
2001  -  $70
2002  -  $75

                                                       [LOGO OF UNITED DOMINION]
                                                              Realty Trust

     The Mandolin Apartments
     Fort Worth, Texas
--------------------------------------------------------------------------------

                            [PICTURES APPEAR HERE]


306 units

                                                       [LOGO OF UNITED DOMINION]
                                                              Realty Trust


The Meridian Apartments
Dallas, Texas
--------------------------------------------------------------------------------

                            [PICTURES APPEAR HERE]

                                                                       250 units

                                                       [LOGO OF UNITED DOMINION]
                                                              Realty Trust


     Repositioning the Portfolio for the Future
--------------------------------------------------------------------------------


  .  Focus on Fewer Markets (20-30)

  .  Market Concentration
     -  Minimum of 1,500 - 2,000 units
     -  Maximum of 10,000 - 12,000 units

  .  Market Selection Criteria
     -  Size
     -  Rent and growth prospects
     -  Portfolio diversification
     -  Location of current holdings

                                                       [LOGO OF UNITED DOMINION]
                                                              Realty Trust


     Financial Projections
--------------------------------------------------------------------------------

FFO Earnings  2001                           $    1.48
              2002                           $    1.65

FFO Growth 2001-02                                  11%

Dividends/Yield                              $1.08/7.7%

Net Asset Value                              $   15.20

As of June 30, 2001

                                                       [LOGO OF UNITED DOMINION]
                                                              Realty Trust


     Internal Growth
--------------------------------------------------------------------------------

 .  2001 Consensus                            $ 1.48
 .  2002 Incremented Earnings
   - One-Time Write-Off                      $  .07   -     $ .07
   - Same Store Sales Growth                    .03   -       .05
   - Capital Transactions                       .02   -       .03
   - 10% Work Force Reduction                   .03   -       .04
   - Insurance Change                           .01   -       .02
   - Refinancing                                .01   -       .02
   - Development Pipeline                       .01   -       .01
   - Uncertainty                               (.02)  -      (.02)
                                              ------         -----
 .  2002 Earnings Range                       $ 1.64   -     $1.70

                                                       [LOGO OF UNITED DOMINION]
                                                              Realty Trust


     Balance Sheet
--------------------------------------------------------------------------------


                                         Actual                   Est.
                                         6/30/01                12/31/01
                                         -------                --------
     Fixed Charge Ratio                   2.00                    2.05

     Debt/Market Cap                        55%                     53%

     Unencumbered Assets              $2.4 billion             $2.2 billion

                                                       [LOGO OF UNITED DOMINION]
                                                              Realty Trust


   Lasting Impressions...
--------------------------------------------------------------------------------

 .  FFO growth of 8-10%

 .  Dividend yield of 7-8%



      Total Return of 15-18%